                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  January 25, 2001
                                                   ----------------


                            Franklin Receivables LLC
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     333-56869                            94-3301-790
---------------------------------------------------------------------------------------------------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer Identification No.)

        47 West 200 South, Suite 500
            Salt Lake City, Utah                                            84101
---------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                  (Zip Code)

Registrant's Telephone Number, including area code        (801) 238-6700
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events

     On or about January 25, 2001, Franklin Receivables LLC transferred approximately $139,087,054 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 2001-1 (the "Trust"). The Trust transferred the Receivables to The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued Class A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $87,000,000 due October 15, 2004 and Class A-2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $52,081,000 due July 15, 2008

ITEM 7.  Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibits

Item 601(a) of Regulation S-K

Exhibit No.         Description
-----------         -----------
   4.1              Amended & Restated Trust Agreement, between the Seller and the Owner Trustee, dated as of January 1, 2001.

   4.2              Indenture, between the Issuer and the Indenture Collateral
                    Agent, dated as of January 1, 2001.

   4.3              Sale and Servicing Agreement, among the Seller, Franklin
                    Capital, Resources and the Issuer, dated as of January 1, 2001.

   4.4              MBIA Insurance Corporation Financial Guarantee Insurance
                    Policy.

  10.1              Purchase Agreement, between Franklin Receivables LLC and
                    Franklin Capital, dated as of January 1, 2001.

  10.2 Assignment of Services to Franklin Receivables LLC, dated as of January 1, 2001.

  10.3              Underwriting Agreement, among the Seller, FCC Corp., Franklin
                    Capital and the Underwriter, dated January 19, 2001.

  10.4 Letter Agreement, between Resources and the Underwriter, dated January 19, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FRANKLIN RECEIVABLES LLC


                                  By:  Franklin Capital Corporation as its
                                       Managing Member


                                       By: /s/  Harold E. Miller
                                           -------------------------------
                                            Name: Harold E. Miller Jr.
                                            Title: President and CEO


January 25, 2001

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
   4.1         Amended & Restated Trust Agreement, between the Seller and the Owner Trustee, dated as of January 1, 2001.

   4.2         Indenture, between the Issuer and the Indenture Collateral
               Agent, dated as of January 1, 2001.

   4.3         Sale and Servicing Agreement, among the Seller, Franklin
               Capital, Resources and the Issuer, dated as of January 1, 2001.

   4.4         MBIA Insurance Corporation Financial Guarantee Insurance
               Policy.

  10.1         Purchase Agreement, between Franklin Receivables LLC and
               Franklin Capital, dated as of January 1, 2001.

  10.2 Assignment of Services to Franklin Receivables LLC, dated as of January 1, 2001.

  10.3         Underwriting Agreement, among the Seller, FCC Corp., Franklin
               Capital and the Underwriter, dated January 19, 2001.

  10.4 Letter Agreement, between Resources and the Underwriter, dated January 19, 2001.




                           STATEMENT OF DIFFERENCES


The section symbol shall be expressed as..................................'SS'